Exhibit 99.1

First Interstate BancSystem, Inc. Announces New Stock Repurchase Program

Billings, Montana — November 25, 2013 — First Interstate BancSystem, Inc. (“First Interstate”), a financial and bank holding company headquartered in Billings, Montana, announced today that its board of directors has authorized a stock repurchase program for the repurchase of up to 2,000,000 shares, or approximately 10%, of the Company’s outstanding Class A common stock, over the next 12 months.

“Our strong balance sheet and consistent capital generation has put us in the position to initiate a stock repurchase program,” said Ed Garding, President and Chief Executive Officer of First Interstate BancSystem, Inc. “Our Board of Directors believes that repurchasing our stock represents an attractive investment opportunity for the Company, while also providing us with a valuable lever for managing our capital ratios so we can enhance the level of returns we generate for our shareholders.”

The program will be conducted in a manner intended to comply with the safe harbor provisions of Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, and to minimize the impact of the purchases upon the market for the securities. The repurchase program is subject to the insider-trading window periods imposed by our Company’s trading policy, and may be suspended or terminated at any time by our board of directors without prior notice. Under the program, we may, but are not required to, purchase shares of our Class A common stock from time to time through open market or privately negotiated transactions, as market and business conditions permit. Any repurchased shares will be returned to authorized but unissued shares of our Class A common stock in accordance with Montana law.

First Interstate BancSystem, Inc. is a financial and bank holding company, headquartered in Billings, Montana, with $7.5 billion in assets as of September 30, 2013. It is the parent company of First Interstate Bank, a community bank operating 74 banking offices, including detached drive-up facilities, in 41 communities in Montana, Wyoming, and western South Dakota. As a recognized leader in community banking services with 25 consecutive years of profitability, First Interstate remains a family business whose culture is driven by strong family and corporate values, as well as a commitment to long-term organic growth, exemplary customer service, exceeding customer expectations through its products and services and supporting, with leadership and resources, the communities it serves.

Cautionary Note Regarding Forward-Looking Statements and Factors that Could Affect Future Results

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

First Interstate BancSystem, Inc.

Investor Relations

Marcy Mutch, +1-406-255-5322

investor.relations@fib.com

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